UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2007

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	8736-3354
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2454 McMullen Booth Road, Building C Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

November 14, 2007 - Clearwater, Florida., - Nicholas Financial, Inc. (Nasdaq, NICK), announced that the Company has executed an amendment to its Bank Credit Line that increases the size of the Credit Line from $110 million to $115 million, reduces the interest rate by 12.5 basis points and extends the maturity date to November 30, 2010. All other terms and conditions of the Company’s Credit Line remain in effect.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description
99.1	Press release dated November 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: November 16, 2007	/s/ Peter L. Vosotas
Peter L. Vosotas
Chairman, President, Chief Executive Officer
(Principal Executive Officer)

Date: November 16, 2007	/s/ Ralph T. Finkenbrink
Ralph T. Finkenbrink
(Principal Financial Officer and Accounting Officer)

Exhibit Index

Exhibit	Description
99.1	Press release dated November 14, 2007.